July 1, 1995



Frontier Oil Corporation
1700 Lincoln, Suite 2100
Denver, Colorado 80203

Attention:  Mr. Jon D. Galvin
            Vice President and Chief Financial Officer

Re:  Fourth Amendment to Guaranty

Gentlemen:

     We refer to the Guaranty made by Frontier Oil Corporation (the "Guarantor") as of August 18, 1992, as amended by a First Amendment to Guaranty dated as of October 8, 1992, a letter of waiver and amendment dated March 17, 1993, a Second Amendment to Guaranty dated as of December 31, 1993 and a Third Amendment to Guaranty dated July 6, 1994 (said Guaranty, as so amended, herein called the "Guaranty"), in favor of (1) Union Bank, Banque Paribas and Den norske Bank AS (the "Banks") and (2) Union Bank, as agent (the "Agent") for the Banks. Unless otherwise defined herein, terms defined in or pursuant to the Guaranty are used herein as therein defined.

     The Guarantor has requested that Section 7.2(k) of the Guaranty (concerning liquidity coverage) be amended as set forth below, and the Banks are willing to do so. Accordingly, the parties hereby agree that, effective as of May 1, 1995, Section 7.2(k) of the Guaranty is amended in full to read as follows:

          "(k) Maintenance of Liquidity Coverage Ratio.  The
Guarantor will not permit the consolidated Liquidity Coverage
Ratio of it and its Subsidiaries as of the end of any calendar month to be less than 1.08 to 1.0."

     On and after the effective date of this letter amendment, each reference in the Guaranty to "this Guaranty," "hereunder," "hereof," "herein" or words of like import referring to the Guaranty, and each reference in the other Credit Documents to "the FOC Guaranty," "thereunder," "thereof," "therein" or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty as amended by this letter amendment. The Guaranty, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning five counterparts of this letter amendment to the Agent. This letter amendment shall become effective as described above when it has been executed and delivered by all of the parties hereto and when the Agent has received the following documents from the Guarantor, in form and substance satisfactory to the Agent: (1) copies of the resolutions of the Board of Directors of the Guarantor approving this letter amendment and any documents delivered by the Guarantor in connection herewith, certified by the Secretary or an Assistant Secretary of the Guarantor to be correct and complete and in full force and effect as of the date of execution, and as of the effective date, of this letter amendment; and (2) a certificate of the Secretary or an Assistant Secretary of the Guarantor as to the incumbency, and setting forth a specimen signature, of each of the persons who has signed this letter amendment or any document delivered by the Guarantor in connection herewith.

Very truly yours,

UNION BANK, as Agent and as a Bank


By:  /s/ Richard P. DeGrey, Jr.
- -------------------------------
Richard P. DeGrey, Jr.
Vice President

Agreed as of the date first written above:

FRONTIER OIL CORPORATION

By:  /s/ Jon D. Galvin
- -------------------------------
Jon D. Galvin
Vice President and Chief Financial Officer


BANQUE PARIBAS

By:  /s/ Mark M. Green
- -------------------------------
Name:  Mark M. Green
Title:  Vice President


By:  /s/ Barton D. Schouest
- -------------------------------
Name:  Barton D. Schouest
Title:  Group Vice President


DEN NORSKE BANK AS


By:  /s/ Theodore S. Jadick, Jr.
- -------------------------------
Name:  Theodore S. Jadick, Jr.
Title:  Senior Vice President


By:  /s/ Fran Meyers
- -------------------------------
Name:  Fran Meyers
Title:  Vice President